UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2007

FAVRILLE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-51134	33-0892797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10445 PACIFIC CENTER COURT SAN DIEGO, CALIFORNIA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 526-8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)         On October 4, 2007, the Company’s Board of Directors approved the amendment of the Company’s Amended and Restated Bylaws, effective immediately, to allow for the issuance of uncertificated shares of its capital stock in order to comply with recent amendments to Nasdaq Global Market rules requiring that issuers be eligible for a direct registration system whereby shares are uncertificated and represented by electronic record. A copy of the Company’s Amended and Restated Bylaws, as so amended, is attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Exhibit Description
3.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

	By:	/s/ Tamara A. Seymour
Tamara A. Seymour
Chief Financial Officer

Date: October 9, 2007

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
3.2	Amended and Restated Bylaws